TIFF Investment Program, Inc. (“TIP”)
Supplement dated April 1, 2008
to the Prospectus dated April 30, 2007

TIFF Multi-Asset Fund and TIFF US Equity Fund

Effective April 1, 2008, the Board of Directors of TIP (“Board”) has approved Money Manager Agreements for TIFF Multi-Asset Fund (“Multi-Asset Fund”) with Shapiro Capital Management, LLC and Westport Asset Management, Inc.

The following two paragraphs are added to the end of the Multi-Asset Fund section entitled “Money Managers and Their Strategies” appearing on page 4 of TIP’s Prospectus:

Shapiro Capital Management LLC emphasizes bottom-up stock selection.  Investment candidates must compete in an industry that is easily understood.  The money manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash ﬂow, signiﬁcant barriers to entry, and products unlikely to become obsolete.

Westport Asset Management, Inc. generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios.  The money manager seeks to buy stocks of companies whose future earnings or cash ﬂows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.

Effective April 1, 2008, the Board has approved an Amended and Restated Schedule I Fee Schedule to the Money Manager Agreement with ARONSON+JOHNSON+ORTIZ LP, dated December 21, 1998.

The following paragraph replaces the information regarding ARONSON+JOHNSON+ORTIZ LP, under the section entitled “Money Manager Fee Arrangements and Portfolio Managers– Multi-Asset Fund,” in the second column on page 22 of TIP’s Prospectus and the paragraph under the section entitled “Money Manager Fee Arrangements and Portfolio Managers– US Equity Fund” in the first column on page 24 of TIP’s Prospectus, respectively:

ARONSON+JOHNSON+ORTIZ LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance.  Its fee formula will vary depending on the combined value of Multi-Asset Fund assets and US Equity Fund assets it manages.  When the combined average daily net asset value of Multi-Asset Fund assets and US Equity Fund assets managed by ARONSON+JOHNSON+ORTIZ (“Combined Value”) is less than $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points.  When the Combined Value is equal to or exceeds $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points.  The Combined Value is used to determine which fee formula will apply; the applicable fee formula is then applied separately to the performance achieved by ARONSON+JOHNSON+ORTIZ in Multi-Asset Fund and the performance achieved by ARONSON+JOHNSON+ORTIZ in US Equity Fund.  In the case of the former fee formula, the applicable portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee (i.e., 45 basis points) with respect to that portfolio; in the case of the latter fee formula, the applicable portfolio must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee (i.e., 30 basis points) with respect to that portfolio.  Theodore R. Aronson (CFA, CIC, Principal) has been a portfolio manager with ARONSON+JOHNSON+ORTIZ since 1984. Kevin M. Johnson (PhD, Principal) has been a portfolio manager with the ﬁrm since 1993.  Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the ﬁrm since 1987.  Gina Marie Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the ﬁrm since 1998.  R. Brian Wenzinger (CFA, CPA, Principal) has been a research analyst and portfolio manager with the ﬁrm since 2000.  All except Mr. Wenzinger have managed assets for the fund since 1998.  Mr. Wenzinger has managed assets for the fund since 2006.

The following two paragraphs are added to the end of the section entitled “Money Manager Fee Arrangements and Portfolio Managers– Multi-Asset Fund,” in the second column appearing on page 23 of TIP’s Prospectus:

Shapiro Capital Management LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance.  Its fee formula entails a ﬂoor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points.  The portfolio must earn 325 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee (i.e., 73 basis points).  Samuel R. Shapiro (Chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990.  Michael A. McCarthy (Director of Research, Principal) has been a portfolio manager with Shapiro Capital since 1991.  Louis Shapiro (President, CCO) has been a portfolio manager with Shapiro Capital since 1993.  Each of these individuals has managed assets for US Equity Fund since 1997, but has not previously managed assets for Multi-Asset Fund.

Westport Asset Management, Inc. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance.  Its fee formula entails a ﬂoor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points.  The portfolio must earn 430 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee (i.e., 108 basis points).  Andrew J. Knuth (Chairman, CIO) has been a portfolio manager with Westport Asset Management since 1983 and has managed assets for US Equity Fund since 1994.  Edmund Nicklin has been a portfolio manager with Westport Asset Management since 1997 and has managed assets for US Equity Fund since 1997.  The firm has not previously managed assets for Multi-Asset Fund.

The following paragraphs replace the biographies found in the section entitled “Biographies of TIP Board Members” on pages 18-19 of TIP’s Prospectus:

Biographies of TIP Board Members

Suzanne Brenner is Chief Investment Officer of The Metropolitan Museum of Art, which has assets exceeding $2.5 billion.  She was formerly Deputy Chief Investment Officer and Associate Treasurer of The Metropolitan Museum of Art and was previously Assistant Treasurer and Director of Investments at The Rockefeller Foundation.  She is a Certiﬁed Public Accountant.

Sheryl Johns is Executive Vice President of Houston Endowment Inc., a private foundation with assets exceeding $1.6 billion.  Ms. Johns was formerly a Manager with the accounting ﬁrm Ernst & Young.  She is a Certiﬁed Management Accountant as well as a Certiﬁed Public Accountant.  Ms. Johns also serves on the board of TEF.

William McCalpin is Chair of the Board of Trustees of the Janus Funds.  He was formerly the Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (“RBF”).  Prior to assuming his position with RBF, Mr. McCalpin was director of investments related to programs at the John D. and Catherine T. MacArthur Foundation in Chicago.  Mr. McCalpin was a founding director of TIFF and serves as a director of the F.B. Heron Foundation.  Mr. McCalpin currently serves as chair of the board of TIP.

Jane Mendillo is Chief Investment Officer of Wellesley College, which has endowment assets of approximately $1.5 billion.  Ms. Mendillo has been appointed as the President and Chief Executive Officer of Harvard Management Company, which has endowment assets of approximately $35 billion, effective July 1, 2008.  She was formerly a Vice President of Harvard Management Company and a management consultant with Bain & Company.  Ms. Mendillo is deemed to be an “interested director” as that term is defined in the Investment Company Act of 1940, as amended, because she is also a director of TAS, the funds’ investment adviser.  She also serves on the board of TEF.